SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               _________________

                                    FORM 8-K
                               _________________

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): July 17, 2006


                           CRAWFORD LAKE MINING INC.

             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada

                 (State or Other Jurisdiction of Incorporation)

       333-131017                                         Applied For
------------------------------              ------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


                    4372 Greta Street, Burnaby, BC, V5J 1N8
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            (Address of Principal Executive Offices)     (Zip Code)

                                (604) 435-1141
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
       ------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))


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ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On June 23, 2006, HLB Cinnamon Jang Willoughby & Company ("HLB"), Chartered Accountants, resigned as our independent accountant. HLB's audit report on our financial statements for the period from our incorporation on October 18, 2004 to April 30, 2005, did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles. Furthermore, there were no disagreements between us and HLB relating to the fiscal period audited (from our inception to April 30, 2006) or any subsequent interim period through the date of resignation.

The Report of Independent Registered Public Accounting Firm that HLB issued on the financial statements for the period from our inception on October 18, 2004 to April 30, 2005 did express an opinion that there was substantial doubt as to our ability to continue as a going concern.

There were no disagreements with HLB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to its satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report and its review of our interim financial statements for the periods ended October 31, 2005 and January 31, 2006.

We engaged Davis Accounting Group P.C. ("Davis"), as our new independent accountant on July 17, 2006. We did not consult with Davis prior to the date of engagement regarding the application of accounting principles, the type of audit opinion that might be rendered by it any other similar matter.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

				      Crawford Lake Mining Inc.
				      a Nevada corporation

                                          /s/  John Fiddick
                                       By:_______________________
					  John Fiddick, President



DATED:  August 14, 2006















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Endnotes

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